UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2023

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 365-3675

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 16, 2023, Surf Air Mobility Inc. (the “Company”) issued (a) a press release announcing the Company’s financial results for the second quarter ended June 30, 2023 and (b) a press release announcing the shortening of the registration period on its effective registration statement on Form S-1. A copy of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information in this Item 2.02, including Exhibits 99.1 and 99.2, are furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Earnings Release Press Release Issued by the Company dated August 16, 2023
99.2	Registration Period Press Release Issued by the Company dated August 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Dated: August 16, 2023	By:	/s/ Deanna White
Deanna White
Chief Financial Officer

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